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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 Date of report
                                January 9, 2006
                        (Date of earliest event reported)

                                  EPIXTAR CORP.
             (Exact Name of Registrant as Specified in Its Charter)

                                     Florida
                 (State or Other Jurisdiction of Incorporation)


            001-15489                                  65-0722193
            ---------                                  ----------
     (Commission File Number)                (IRS Employer Identification No.)


       11900 Biscayne Boulevard Suite 700
                 Miami, Florida                                  33181
                 --------------                                  -----
    (Address of Principal Executive Offices)                  (Zip Code)

                                 (305) 503-8600
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 4.01 CHANGES IN COMPANY'S CERTIFYING ACCOUNTANT

(a)
On January 9, 2006, Rachlin Cohen & Holtz LLP ("RCH") was replaced as the Company's independent public accountants. The Company and certain of its subsidiaries each filed a voluntary petition for relief under Chapter 11 of Title 11 of the United States Code with the United States Bankruptcy Court for the Southern District of Florida, Miami Division. RCH is a creditor of the Company and could not be retained for future auditing services while they were a creditor. The Company was therefore compelled to obtain new auditors beginning with the review of the consolidated financial statements in connection with Form 10Q for September 30, 2005.

The independent auditors' report of RCH on the financial statements of the Company for the years ended December 31, 2004 and December 31, 2003 did not contain any adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty (other than an explanatory paragraph regarding substantial doubt on the Company's ability to continue as a going concern relating to the report for these years), audit scope, or accounting principles.

During the two years ended December 31, 2004 and December 31, 2003 and the subsequent period through January 9, 2006, there were no disagreements with RCH on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to RCH's satisfaction would have caused RCH to make reference in connection with its report to the subject matter of the disagreement. As described in Item 4 of the Company's Form 10Q for the quarter ended June 30, 2005, RCH advised the Company and the Company disclosed there were material weaknesses in the Company's system of internal controls.

RCH has been provided with a copy of the disclosures contained in this Form 8-K with a request that it furnish to the Company a letter addressed to the Commission stating whether it agrees with the statements made by the Company in response to Item 304(a) of Regulation S-B, and, if not, stating the respects in which it does not agree. Attached, as an exhibit, is a copy of a letter from RCH to the Commission stating that it agrees with the statements in the Form 8-K concerning its firm.

(b)
On January 9, 2006, the Company retained McClain & Company, LLC ("McClain")as its principal independent accountants. The decision to retain McClain was approved by the Company's Board of Directors acting as its audit committee.

During the Company's two most recent fiscal years and through January 9, 2006:

(1) The Company did not consult McClain regarding either the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements;

(2) Neither a written report nor oral advice was provided to the Company by McClain that they concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; and

(3) The Company did not consult McClain regarding any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-B and the related instructions) or any of the reportable events set forth in Item 304(a)(1)(iv)(B) of Regulation S-B.

                                                                               2

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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

Exhibit 16.05  Letter re: change in certifying accountants



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                           EPIXTAR CORP.
                                           (Registrant)


Date: January 9, 2006                  By /s/ IRVING GREENMAN
                                          --------------------------------
                                          Irving Greenman
                                          President and Chief Financial Officer